Exhibit 99.3 EXECUTION VERSION SECOND AMENDMENT TO RECEIVABLES FINANCING AGREEMENT SECOND AMENDMENT, dated as of May 9, 2019 (this “Amendment”), to the RECEIVABLES FINANCING AGREEMENT, dated as of May 10, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among CINCINNATI BELL FUNDING LLC, a Delaware limited liability company (the “U.S. Borrower”) and CINCINNATI BELL FUNDING CANADA LTD., an Ontario corporation, as Borrowers (together with the U.S. Borrower, the “Borrowers”), CINCINNATI BELL INC., an Ohio corporation (“CB”, the “U.S. Servicer” and the “Performance Guarantor”) and ONX ENTERPRISE SOLUTIONS LTD., an Ontario corporation (together with the U.S. Servicer, the “Servicers”), as Servicers, THE VARIOUS LENDERS, LC PARTICIPANTS AND GROUP AGENTS FROM TIME TO TIME PARTY THERETO, PNC BANK, NATIONAL ASSOCIATION, as Administrator (in such capacity, the “Administrator”) and as issuer of Letters of Credit, and PNC CAPITAL MARKETS (the “Structuring Agent”), a Pennsylvania limited liability company, as Structuring Agent. RECITALS 1. The parties to the Agreement desire to amend the Agreement as hereinafter set forth. 2. Concurrently herewith, the parties hereto are entering into that certain Tenth Amended and Restated Fee Letter (the “Fee Letter”). 3. Concurrently herewith, the U.S. Borrower, as seller, the U.S. Servicer and the Administrator, as buyer, are entering into that certain First Amendment to the Receivables Purchase Agreement, dated as of the date hereof (the “RPA Amendment”). NOW THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement. SECTION 2. Amendments to the Agreement. The Agreement is hereby amended as follows: 2.1 The definition of “CAD-USD VaR Percentage” set forth in Exhibit A of the Agreement is amended and restated to read in its entirety as follows: “CAD-USD VaR Percentage” means 6.0%, or such other percentage designated as such by the Administrator upon five (5) days’ written notice to the Borrowers. 2.2 The definition of “Default Ratio” set forth in Exhibit A of the Agreement is amended and restated to read in its entirety as follows: 732201497 06117932

“Default Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all Managed Receivables that became Defaulted Receivables during such calendar month (other than Receivables that became Defaulted Receivables as a result of an Event of Bankruptcy with respect to the Obligor thereof during such month), by (b) the sum of (w) the aggregate initial Outstanding Balance of all Group A Receivables originated by the Originators during the calendar month that is five (5) calendar months before such calendar month, plus (x) the aggregate initial Outstanding Balance of all Group B Receivables originated by the Originators during the calendar month that is seven (7) calendar months before such calendar month, plus (y) the sum for each Designated Obligor of the aggregate initial Outstanding Balance of all Receivables, the Obligor of which is a Designated Obligor, originated by the Originators during the Designated Terms applicable to such Designated Obligor for purposes of this defined term. 2.3 The definition of “Delinquent Receivable” set forth in Exhibit A of the Agreement is amended and restated to read in its entirety as follows: “Delinquent Receivable” means a Receivable as to which any payment, or part thereof, remains unpaid for more than (a) solely with respect to a Receivable, the Obligor of which is a Designated Obligor, the Designated Terms applicable to such Designated Obligor for purposes of this defined term, (b) with respect to any Receivable (other than a Receivable, the Obligor of which is a Designated Obligor) that has a stated maturity which is less than ninety-one (91) days after the original invoice date of such Receivable, one hundred and twenty (120) days from the original invoice date of such Receivable and (c) with respect to any Receivable (other than a Receivable, the Obligor of which is a Designated Obligor) that has a stated maturity which is ninety-one (91) or more days after the original invoice date of such Receivable, one hundred and fifty (150) days from the original invoice date of such Receivable. 2.4 Clause (c) of the definition of “Eligible Receivable” set forth in Exhibit A of the Agreement is amended and restated to read in its entirety as follows: (c) that does not have a stated maturity which is more than one-hundred- twenty (120) days after the original invoice date of such Receivable; provided that in the case of Pool Receivables the Obligor of which is a Designated Obligor, (i) an Eligible Receivable means a Pool Receivable that does not have a stated maturity which is more than the Designated Terms applicable to such Designated Obligor for purposes of this defined term and (ii) such Pool Receivable meets each of the other criteria set forth in this definition, 2.5 Subparts (iv), (vii), and (viii) of the definition of “Excess Concentration” set forth in Exhibit A of the Agreement are amended and restated to read in its entirety as follows: (iv) the amount by which the aggregate Outstanding Balance of Eligible Receivables (other than Receivables the Obligor of which is an Excluded 732201497 06117932 - 2 -

Designated Obligor) that have a stated maturity which is more than sixty (60) days and less than ninety-one (91) days after the original invoice date of such Receivable then in the Receivables Pool exceeds 20% (or, upon five (5) days’ notice, such other percentage threshold as may be agreed upon in writing by the Administrator, each Purchaser Agent and each Borrower) of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus (vii) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the Obligor for which is an Eligible Canadian Governmental Entity exceeds 6% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus (viii) the amount by which the aggregate Outstanding Balance of Eligible Receivables (other than Receivables the Obligor of which is an Excluded Designated Obligor) that have a stated maturity which is more than ninety (90) days after the original invoice date of such Receivable then in the Receivables Pool exceeds 2.5% (or, upon five (5) days’ notice, such other percentage threshold as may be agreed upon in writing by the Administrator, each Purchaser Agent and each Borrower) of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool. 2.6 The definition of “Legacy Hawaiian Telecom Originator Systems Migration Date” set forth in Exhibit A of the Agreement is deleted in its entirety. 2.7 The definition of “Loss Reserve Percentage” forth in Exhibit A of the Agreement is amended and restated to read in its entirety as follows: “Loss Reserve Percentage” means, on any date, a percentage equal to (i) the product of (A) 2.25 times the highest average of the Default Ratios for any three consecutive calendar months during the twelve most recent calendar months, multiplied by (B) the sum of (1) the aggregate initial Outstanding Balance of all Receivables originated by the Originators during the five most recent calendar months, plus (2) 0.10 multiplied by the aggregate initial Outstanding Balance of all Receivables, the Obligor of which is not a Designated Obligor, originated by the Originators during the sixth most recent calendar month, plus (3) the sum for each Designated Obligor of the aggregate initial Outstanding Balance of all Receivables, the Obligor of which is a Designated Obligor, originated by the Originators during the Designated Terms applicable to such Designated Obligor, divided by (ii) the Net Receivables Pool Balance as of such date. 2.8 The definition of “Scheduled Termination Date” set forth in Exhibit A of the Agreement is amended and restated to read in its entirety as follows: “Scheduled Termination Date” means, with respect to any Lender, May 7, 2020, as such date may be extended from time to time with respect to such Lender pursuant to Section 1.23. 2.9 Schedule IV of the Agreement is replaced in its entirety with Schedule IV attached hereto. 732201497 06117932 - 3 -

2.10 Annex I of the Agreement is replaced in its entirety with Annex I attached hereto. SECTION 3. Representations and Warranties. Each of the Borrower, the Servicer and the Performance Guarantor hereby represents and warrants to the Administrator, each Secured Party as follows: (a) Representations and Warranties. The representations and warranties made by it in the Agreement are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date). (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, after giving effect to this Amendment, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, after giving effect to this Amendment, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms. (c) No Default. After giving effect to this Amendment, no Event of Default, Unmatured Event of Default or Servicer Default exists or shall exist. SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein. SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof, upon the Administrator’s receipt of: (a) duly executed counterparts of this Amendment from each of the parties hereto; (b) duly executed counterparts of the RPA Amendment; and (c) duly executed counterparts of the Fee Letter. SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof. 732201497 06117932 - 4 -

SECTION 7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5- 1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). SECTION 8. Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement. SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof. [Signature pages follow] 732201497 06117932 - 5 -

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written. CINCINNATI BELL FUNDING LLC, as U.S. Borrower By: /s/ Joshua T. Duckworth Name: Joshua T. Duckworth Title: Vice President of Treasury, Corporate Finance and Investor Relations CINCINNATI BELL INC., as U.S. Servicer and as Performance Guarantor By: /s/ Joshua T. Duckworth Name: Joshua T. Duckworth Title: Vice President of Treasury, Corporate Finance and Investor Relations CINCINNATI BELL FUNDING CANADA LTD., as Canadian Borrower By: /s/ Joshua T. Duckworth Name: Joshua T. Duckworth Title: Vice President of Treasury, Corporate Finance and Investor Relations ONX ENTERPRISE SOLUTIONS LTD., as Canadian Servicer By: /s/ Joshua T. Duckworth

Name: Joshua T. Duckworth Title: Vice President of Treasury, Corporate Finance and Investor Relations

PNC BANK, NATIONAL ASSOCIATION, as a Related Committed Lender and Group Agent for the PNC Group By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President PNC BANK, NATIONAL ASSOCIATION, as Administrator and LC Bank By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President PNC CAPITAL MARKETS LLC, as Structuring Agent

By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President REGIONS BANK, as a Group Agent, as an LC Participant, as a Related Committed Lender By: /s/ Kathy Myers Name: Kathy Myers Title: Vice President